EXHIBIT 21 – Subsidiaries as of December 31, 2012

Name	State of Incorporation
1567 Media, LLC	DE
AMFM Broadcasting Licenses, LLC	DE
AMFM Broadcasting, Inc.	DE
AMFM Operating, Inc.	DE
AMFM Radio Licenses, LLC	DE
AMFM Texas Broadcasting, LP	DE
AMFM Texas Licenses, LLC	DE
AMFM Texas, LLC	DE
Austin Tower Company	TX
Capstar Radio Operating Company	DE
Capstar TX, LLC	TX
CC Broadcast Holdings, Inc.	NV
CC CV LP, LLC	DE
CC Finco Holdings, LLC	DE
CC Finco, LLC	DE
CC Licenses, LLC	DE
CCHCV LP, LLC	DE
Christal Radio Sales, Inc.	DE
Cine Guarantors II, Inc.	CA
Citicasters Co.	OH
Citicasters Licenses, Inc.	TX
Clear Channel Adshel, Inc.	DE
Clear Channel Acquisition, LLC	DE
Clear Channel Airports of Georgia, Inc.	GA
Clear Channel Airports of Texas, JV	TX
Clear Channel Brazil Holdco, LLC	DE
Clear Channel Broadcasting Licenses, Inc.	NV
Clear Channel Broadcasting, Inc.	NV
Clear Channel Capital I, LLC	DE
Clear Channel Capital II, LLC	DE
Clear Channel Communications, Inc.	TX
Clear Channel Digital, LLC Clear Channel Electrical Services, LLC	DE DE
Clear Channel Holdings, Inc.	NV
Clear Channel Identity, Inc.	TX
Clear Channel Investments, Inc.	NV
Clear Channel Management Services, Inc.	TX
Clear Channel Metra, LLC	DE
Clear Channel Metro, LLC	DE
Clear Channel Mexico Holdings, Inc.	NV
Clear Channel Outdoor Holdings Company Canada	DE
Clear Channel Outdoor Holdings, Inc.	DE
Clear Channel Outdoor, Inc.	DE
Clear Channel Peoples, LLC	DE
Clear Channel Real Estate, LLC Clear Channel Real Estate Services, LLC	DE TX
Clear Channel Satellite Services, Inc.	DE
Clear Channel Spectacolor, LLC	DE
Clear Channel Worldwide Holdings, Inc.	NV
Clear Channel/Interstate Philadelphia, LLC	DE
Critical Mass Media, Inc.	OH
Eller-PW Company, LLC	CA
Exceptional Outdoor Advertising, Inc.	FL
Get Outdoors Florida, LLC	FL
Interspace Airport Advertising International, LLC	PA
Interspace Services, Inc.	PA
Katz Communications, Inc.	DE
Katz Media Group, Inc.	DE
Katz Millennium Sales & Marketing, Inc.	DE
Katz Net Radio Sales, Inc.	DE
Keller Booth Sumners Joint Venture	TX
Kelnic II Joint Venture	TX
Metro Networks, Inc.	DE
Metro Networks Communications, Inc.	MD
Metro Networks Communications, LP	DE
Metro Networks Services, Inc.	DE
Miami Airport Concession LLC	DE
Milpitas Sign Company, LLC	DE
M Street Corporation	WA
Oklahoma City Tower Company	OK
Outdoor Management Services, Inc.	NV
Premiere Radio Networks, Inc.	DE
SmartRoute Systems, Inc.	DE
Sunset Billboards, LLC	WA
Terrestrial RF Licensing, Inc.	NV
TLAC, Inc.	DE
Tower FM Consortium, LLC	TX

Name	Country of Incorporation
Adshel (Brazil) Ltda	Brazil
Adshel Ireland Limited	Ireland
Adshel Ltda	Brazil
Adshel Mexico	Mexico
Aircheck India Pvt. Ltd.	India
Allied Outdoor Advertising Ltd.	United Kingdom
Arcadia Cooper Properties Ltd.	United Kingdom
ARN Holdings Pty Ltd.	Australia
Barrett Petrie Sutcliffe London Ltd.	United Kingdom
Barrett Petrie Sutcliffe Ltd.	United Kingdom
BK Studi BV	Netherlands
B & P Outdoor BV	Netherlands
C.F.D. Billboards Ltd. Clear Channel CAC AG	United Kingdom Switzerland
Clear Channel Haidemenos Media SA	Greece
Clear Channel International BV	Netherlands
Clear Channel International Holdings BV	Netherlands
CCO International Holdings BV	Netherlands
CCO Ontario Holdings, Inc.	Canada
China Outdoor Media Investment (HK) Co., Ltd.	Hong Kong
China Outdoor Media Investment, Inc.	British Virgin Islands
Clear Channel Adshel AS	Norway
Clear Channel Affitalia SRL	Italy
Clear Channel Affichage Virtuel	France
Clear Channel Australia Pty Ltd.	Australia
Clear Channel AWI AG	Switzerland
Clear Channel Baltics & Russia AB	Sweden
Clear Channel Banners Limited	United Kingdom
Clear Channel Belgium Sprl	Belgium
Clear Channel Brazil Holding S/A	Brazil
Clear Channel (Central) Ltd.	United Kingdom
Clear Channel CV	Netherlands
Clear Channel Danmark A/S	Denmark
Clear Channel Entertainment of Brazil Ltda	Brazil
Clear Channel Espana SL	Spain
Clear Channel Espectaculos SL	Spain
Clear Channel Estonia OU	Estonia
Clear Channel European Holdings SAS	France
Clear Channel Felice GmbH	Switzerland
Clear Channel France SA	France
Clear Channel GmbH	Switzerland
Clear Channel Hillenaar BV	Netherlands
Clear Channel Holding AG	Switzerland
Clear Channel Holding Italia SPA	Italy
Clear Channel Holdings CV	Netherlands
Clear Channel Holdings, Ltd.	United Kingdom
Clear Channel Hong Kong Ltd.	Hong Kong
Clear Channel Infotrak AG	Switzerland
Clear Channel International Ltd.	United Kingdom
Clear Channel Interpubli AG	Switzerland
Clear Channel Ireland Ltd.	Ireland
Clear Channel Italy Outdoor SRL	Italy
Clear Channel Jolly Pubblicita SPA	Italy
Clear Channel KNR Neth Antilles NV	Netherlands Antilles
Clear Channel Latvia	Latvia
Clear Channel Lietuva	Lithuania
Clear Channel (Midlands) Ltd.	United Kingdom
Clear Channel NI Ltd.	United Kingdom
Clear Channel (Northwest) Ltd.	United Kingdom
Clear Channel Norway AS	Norway
Clear Channel Outdoor Company Canada	Canada
Clear Channel Outdoor Hungary KFT	Hungary
Clear Channel Outdoor Mexico SA de CV	Mexico
Clear Channel Outdoor Mexico, Operaciones SA de CV	Mexico
Clear Channel Outdoor Mexico, Servicios Administrativos, SA de CV	Mexico
Clear Channel Outdoor Mexico, Servicios Corporativos, SA de CV	Mexico
Clear Channel Outdoor Pty Ltd.	Australia
Clear Channel Outdoor Spanish Holdings S.L.	Spain
Clear Channel Overseas Ltd.	United Kingdom
Clear Channel Pacific Pte Ltd.	Singapore
Clear Channel Aida GmbH	Switzerland
Clear Channel Ofex AG	Switzerland
Clear Channel Plakatron AG	Switzerland
Clear Channel Poland Sp ZO.o.	Poland
Clear Channel Russia Ltd.	Russia
Clear Channel Sales AB	Sweden
Clear Channel Sao Paulo Participacoes Ltda	Brazil
Clear Channel (Scotland) Ltd.	United Kingdom
Clear Channel Schweiz AG	Switzerland
Clear Channel Singapore Pte Ltd.	Singapore
Clear Channel Smartbike	France
Clear Channel Solutions Ltd.	United Kingdom
Clear Channel South America S.A.C.	Peru
Clear Channel (South West) Ltd.	United Kingdom
Clear Channel Suomi Oy	Finland
Clear Channel Sverige AB	Sweden
Clear Channel Tanitim Ve Iletisim AS	Turkey
Clear Channel UK Ltd	United Kingdom
Clear Channel UK One Ltd.	United Kingdom
Clear Channel UK Two Ltd.	United Kingdom
Clear Channel UK Three Ltd.	United Kingdom
Clear Media Limited	Bermuda
Comurben SA	Morocco
Eller Holding Company Cayman I	Cayman Islands
Eller Holding Company Cayman II	Cayman Islands
Eller Media Asesorias Y Comercializacion Publicitaria Ltda	Chile
Eller Media Servicios Publicitarios Ltda	Chile
Epiclove Ltd.	United Kingdom
Equipamientos Urbanos de Canarias SA	Spain
Equipamientos Urbanos Del Sur SL	Spain
Equipamientos Urbanos - Gallega de Publicidad Disseno AIE FM Media Ltd.	Spain United Kingdom
Foxmark UK Ltd.	United Kingdom
Giganto Holding Cayman	Cayman Islands
Giganto Outdoor SA	Chile
Grosvenor Advertising Ltd.	United Kingdom
Hainan Whitehorse Advertising Media Investment Company Ltd.	China
Hillenaar Outdoor Advertising BV	Netherlands
Hillenaar Services BV	Netherlands
Illuminated Awnings Systems Ltd.	Ireland
Interspace Airport Advertising Australia Pty Ltd.	Australia
Interspace Costa Rica Airport Advertising SA	Costa Rica
Interspace Airport Advertising Curacao NV	Netherlands Antilles
Interspace Airport Advertising Netherlands Antilles NV	Netherlands Antilles
Interspace Airport Advertising West Indies Ltd.	West Indies
Interspace Airport Advertising New Zealand Ltd.	New Zealand
Interspace Airport Advertising Grand Cayman Interspace Airport Advertising Trinidad & Tobago Ltd. Interspace Airport Advertising TCI Ltd.	Cayman Islands Republic of Trinidad & Tobago Turks & Caicos
KMS Advertising Ltd.	United Kingdom
L & C Outdoor Ltda.	Brazil
Landimat	France
Mars Reklam Ve Producksiyon AS	Turkey
Maurice Stam Ltd Media Monitors Dominican Republic Media Monitors (M) Sdn. Bhd.	United Kingdom Panama Malaysia
Metrabus	Belgium
Ming Wai Holdings Ltd.	British Virgin Islands
More O'Ferrall Ireland Ltd.	Ireland
Multimark Ltd.	United Kingdom
Nitelites (Ireland) Ltd.	Ireland
Outdoor Advertising BV	Netherlands
Outstanding Media I Stockholm AB	Sweden
Paneles Napsa. S.A.	Peru
Parkin Advertising Ltd.	United Kingdom
Postermobile Advertising Ltd.	United Kingdom
Postermobile Ltd.	United Kingdom
Premium Holdings Ltd.	United Kingdom
Premium Outdoor Ltd.	United Kingdom
Procom Publicidade via Publica Ltda	Chile
PTKC Rotterdam BV	Netherlands
Publicidade Klimes Sao Paulo Ltda	Brazil
Racklight SA de CV	Mexico
Radio Broadcasting Australia Pty Ltd.	Australia
Radio Computing Services (Africa) Pty Ltd.	South Africa
Radio Computing Services (NZ) Ltd.	New Zealand
Radio Computing Services (SEA) Pte Ltd.	Singapore
Radio Computing Services (Thailand) Ltd.	Thailand
Radio Computing Services (UK) Ltd.	United Kingdom
Radio Computing Services Canada Ltd.	Canada
RCS Radio Computing China, Inc.	China
Radio Computing Services of Australia Pty Ltd.	Australia
Radio Computing Services (India) Pvt. Ltd.	India
RCS Europe SARL	France
Regentfile Ltd.	United Kingdom
Rockbox Ltd.	United Kingdom
Service2Cities	Belgium
Signways Ltd.	United Kingdom
Simon Outdoor Ltd.	Russia
Sites International Ltd. Supersigns Ltd. Supersigns Polska SP ZO.o.	United Kingdom Bahamas Poland
Team Relay Ltd.	United Kingdom
The Canton Property Investment Co. Ltd.	United Kingdom
The Kildoon Property Co. Ltd.	United Kingdom
Torpix Ltd.	United Kingdom
Town & City Posters Advertising. Ltd.	United Kingdom
Tracemotion Ltd.	United Kingdom
Trainer Advertising Ltd.	United Kingdom
Vision Media Group UK Limited	United Kingdom
Vision Posters Ltd.	United Kingdom
Adshel Street Furniture Pty Ltd.	Australia
Citysites Outdoor Advertising (West Australia) Pty Ltd.	Australia
Adshel New Zealand Ltd.	New Zealand
Citysites Outdoor Advertising (South Australia) Pty Ltd.	Australia
Citysites Outdoor Advertising (Albert) Pty Ltd.	Australia
Street Furniture (NSW) Pty Ltd.	Australia
Urban Design Furniture Pty Ltd.	Australia
Citysites Outdoor Advertising Pty Ltd.	Australia
Perth Sign Company Pty Ltd.	Australia
Phillips Neon Pty Ltd.	Australia
Shelter Advertising Pty Ltd.	Australia
CR Phillips Investments Pty Ltd.	Australia
Phillips Finance Pty Ltd.	Australia
Cine Guarantors II, Ltd.	Canada
Cine Movile SA de CV	Mexico
Cinemobile Systems International NV	Netherlands Antilles
Nobro SC	Mexico